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                                                                  Exhibit 99.1


[ZOLTEK logo]
FOR IMMEDIATE RELEASE
---------------------

                     ZOLTEK REPORTS FIRST QUARTER RESULTS
                     ------------------------------------

         ST. LOUIS, MISSOURI -- FEBRUARY 3, 2011 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported financial results for the first quarter of its 2011 fiscal year.
         Zoltek's net sales for the quarter ended December 31, 2010, totaled $32.9 million, compared to $28.9 million in the first quarter of fiscal 2009, an increase of 13.8%. On a sequential quarter basis, net sales for the latest quarter increased $1.7 million, or 5.6%, from the fourth quarter of fiscal 2010.
         Zoltek reported a net loss of $1.6 million, or $0.05 per share, in the first quarter of fiscal 2011, which compared to a net loss of $0.5 million, or $0.01 per share, in the first quarter of fiscal 2010. Operating loss totaled $1.2 million in the first quarter of fiscal year 2011, compared to an operating loss of $2.7 million in the first quarter of fiscal 2010. In the fourth quarter of fiscal 2010, Zoltek reported an operating loss of $1.9 million.
         "Our first quarter results reflect our success in developing business with new customers which offset soft demand from large wind energy customers," said Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer. "We expect demand to strengthen from the large wind energy customers and the momentum in new business to continue, leading to a pick-up in operating performance through the rest of fiscal 2011 and beyond."
         Said Rumy: "Worldwide, we are seeing the beginning of a strong resurgence in demand for carbon fibers from wind energy - our primary application area. While the wind turbine business slowed toward the end of calendar year 2010, our customers are entering 2011 with a significant order backlog. As we pointed out in our fiscal 2010 annual report, the wind energy business is global - with rapid growth in wind energy installations in Asia and other parts of the developing world. Through the rest of this fiscal year and beyond, we expect to benefit from the combination of a higher volume of sales to existing customers and the addition of new customers using Zoltek carbon fibers in the production of the biggest and most advanced wind turbines."
         Zoltek will host a conference call to review first quarter results and answer questions on Friday, February 4, 2011, at 10:00 am CT. The conference dial-in number is (877) 874-1565. The confirmation code is 3269282. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time. This conference call will also be webcast on Zoltek's website - www.zoltek.com - under "Investor Relations - Events & Presentations." The webcast replay will be available on the website several hours after the call.



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[ZOLTEK logo]
Zoltek Reports First Quarter Results
Page 2
February 3, 2011

------------------------------------------------------------------------------

                       FOR FURTHER INFORMATION CONTACT:
                         ZSOLT RUMY, CHAIRMAN AND CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; and (3) our current and expected future revenue.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully adapt to recessionary conditions in the global economy and substantial volatility in order rates from our wind energy customers; (2) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers; (3) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (4) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (5) operate profitably; (6) increase or maintain our borrowing at acceptable costs; (7) manage changes in customers' forecasted requirements for our products; (8) continue investing in application and market development for a range of applications; (9) manufacture low-cost carbon fibers and profitably market them despite fluctuations in raw material and energy costs; (10) successfully operate our Mexican facility to produce acrylic fiber precursor and carbon fibers; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions occur; (12) successfully prosecute patent litigation; (13) successfully facilitate adoption of our carbon fibers by the auto industry for use in high-volume applications; (14) establish prepreg capacity; and (15) manage the risks identified under "Risk Factors" in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.


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
                                         ZOLTEK COMPANIES, INC.
                                       SUMMARY FINANCIAL RESULTS
                        (Amounts in thousands, except share and per share data)
                                              (Unaudited)

                                                                             Three Months Ended
                                                                      December 31,      September 30,
                                                                     ----------------------------------
                                                                         2010               2010
                                                                     ----------------------------------
Net sales                                                                 $32,862            $31,120
Cost of sales, excluding available unused capacity costs                   26,492             25,574
Available unused capacity costs                                             2,296              2,308
                                                                     ----------------------------------
         Gross profit                                                       4,074              3,238
Application and development costs                                           1,971              2,178
Selling, general and administrative expenses                                3,298              2,950
                                                                     ----------------------------------
         Operating loss                                                    (1,195)            (1,890)
Interest income                                                                16                 38
Gain on foreign currency transactions                                         426              2,335
Other expense, net                                                           (213)              (202)
(Loss) gain on liabilities carried at fair value                             (256)              (117)
Interest expense                                                              (55)               (48)
                                                                     ----------------------------------
         (Loss) income from operations before income taxes                 (1,277)               116
Income tax expense (benefit)                                                  284                542
                                                                     ----------------------------------
Net loss                                                                  ($1,561)             ($426)
                                                                     ==================================

Basic and diluted loss per share                                           ($0.05)            ($0.01)

Weighted average common shares outstanding - basic and diluted         34,389,442         34,395,692



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

                                             ZOLTEK COMPANIES, INC.
                                           SUMMARY FINANCIAL RESULTS
                            (Amounts in thousands, except share and per share data)
                                                  (Unaudited)

                                                                                        Three Months Ended
                                                                                           December 31,
                                                                                --------------------------------
                                                                                        2010            2009
                                                                                --------------------------------
Net sales                                                                               $32,862         $28,867
Cost of sales, excluding available unused capacity costs                                 26,492          22,149
Available unused capacity costs                                                           2,296           2,771
                                                                                --------------------------------
         Gross profit                                                                     4,074           3,947
Application and development costs                                                         1,971           1,983
Selling, general and administrative expenses                                              3,298           4,713
                                                                                --------------------------------
         Operating loss                                                                  (1,195)         (2,749)
Interest income                                                                              16               8
Gain on foreign currency transactions                                                       426             345
Other expense, net                                                                         (213)           (412)
(Loss) gain on derivative liabilities                                                      (256)            858
Interest expense, excluding amortization of financing fees and debt discount                (55)           (134)
Amortization of financing fees and debt discount                                              -            (197)
                                                                                --------------------------------
         Loss from operations before income taxes                                        (1,277)         (2,281)
Income tax expense (benefit)                                                                284          (1,798)
                                                                                --------------------------------
Net loss                                                                                ($1,561)          ($483)
                                                                                ================================

Basic and diluted loss per share                                                         ($0.05)         ($0.01)

Weighted average common shares outstanding - basic and diluted                       34,389,442      34,424,441


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
                                              ZOLTEK COMPANIES, INC.
                                            CONSOLIDATED BALANCE SHEET
                              (Amounts in thousands, except share and per share data)
                                                    (Unaudited)

                                                                                    December 31,        September 30,
                                                                                        2010                2010
                                                                              ---------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents                                                         $30,432             $21,534
     Accounts receivable, less allowance for doubtful accounts of $168 and
       $178, respectively                                                               18,192              22,816
     Inventories, net                                                                   35,628              38,002
     VAT receivable                                                                      3,632               5,703
     Other current assets                                                                2,268               2,251
                                                                              ---------------------------------------
         Total current assets                                                           90,152              90,306
Property and equipment, net                                                            224,101             231,661
Other assets                                                                               127                 173
                                                                              ---------------------------------------
         Total assets                                                                 $314,380            $322,140
                                                                              =======================================

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Current maturities of long-term debt                                                  $ -                $981
     Trade accounts payable                                                              8,573               8,865
     Accrued expenses and other liabilities                                              8,182               7,583
     Construction payables                                                                 589                 905
                                                                              ---------------------------------------
          Total current liabilities                                                     17,344              18,334
Hungarian grant, long-term                                                               8,232               9,020
Deferred tax liabilities                                                                   841                 792
Liabilities carried at fair value                                                        1,324               1,296
                                                                              ---------------------------------------
          Total liabilities                                                             27,741              29,442
                                                                              ---------------------------------------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding                                                      -                   -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       34,389,442 shares issued and outstanding at December 31, 2010 and
       September 30, 2010                                                                  344                 344
     Additional paid-in capital                                                        480,387             480,302
     Accumulated other comprehensive loss                                              (37,964)            (33,381)
     Accumulated deficit                                                              (156,128)           (154,567)
                                                                              ---------------------------------------
          Total shareholders' equity                                                   286,639             292,698
                                                                              ---------------------------------------
          Total liabilities and shareholders' equity                                  $314,380            $322,140
                                                                              =======================================



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
                                               ZOLTEK COMPANIES, INC.
                                             OPERATING SEGMENTS SUMMARY
                                               (Amounts in thousands)
                                                     (Unaudited)

                                                                 THREE MONTHS ENDED DECEMBER 31, 2010
                                              ----------------------------------------------------------------------
                                                         CARBON          TECHNICAL         CORPORATE/
                                                         FIBERS            FIBERS            OTHER           TOTAL
                                              ----------------------------------------------------------------------
Net sales                                               $25,067           $7,302              $493          $32,862
Cost of sales, excluding available unused
  capacity costs                                         20,500            5,754               238           26,492
Available unused capacity costs                           2,066              230                 -            2,296
Gross profit                                              2,501            1,318               255            4,074
Operating income (loss)                                     740            1,150            (3,085)          (1,195)
Depreciation                                              3,294              347               549            4,190
Capital expenditures                                        778              149               258            1,185

                                                                 THREE MONTHS ENDED DECEMBER 31, 2009
                                              ----------------------------------------------------------------------
                                                        CARBON          TECHNICAL         CORPORATE/
                                                        FIBERS            FIBERS            OTHER            TOTAL
                                              ----------------------------------------------------------------------
Net sales                                               $23,942           $4,430              $495          $28,867
Cost of sales, excluding available unused
  capacity costs                                         17,884            3,795               470           22,149
Available unused capacity costs                           2,427              344                 -            2,771
Gross profit                                              3,631              291                25            3,947
Operating income (loss)                                   1,319               73            (4,141)          (2,749)
Depreciation                                              3,437              458               420            4,315
Capital expenditures                                        239              224               187              650

                                                                            TOTAL ASSETS
                                              ----------------------------------------------------------------------
                                                        CARBON          TECHNICAL         CORPORATE/
                                                        FIBERS            FIBERS            OTHER            TOTAL
                                              ----------------------------------------------------------------------
December 31, 2010                                      $247,953          $25,634           $40,793         $314,380
September 30, 2010                                      263,600           22,655            35,885          322,140